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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 Current Report


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                February 21, 2006
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

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
            Delaware                           1-10218                  13-3489233
(State or other jurisdiction of       (Commission file number)       (I.R.S. Employer
 incorporation or organization)                                     Identification No.)
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                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

         On February 16, 2006, Collins & Aikman Corporation (the "Company") announced the appointment of Mary Ann Wright as Executive Vice President Sales and Program Management. The press release dated February 16, 2006 regarding the appointment of Ms. Wright, attached as Exhibit 99.1 to this Form 8-K, provides further information on this appointment.

         Under the terms of Ms. Wright's employment agreement, she is entitled to receive, among other things, an annual base salary of $435,000 and an annual bonus equal to 50% of her annual base salary. In addition, Ms. Wright is eligible to receive a "success bonus," as determined by the chief executive officer. Ms. Wright is also entitled to receive her salary and other benefits for a period of six months in the event the Company terminates her without cause.


Item 9.01 Financial Statement and Exhibits.

         (c) Exhibits

               99.1 Press Release dated February 16, 2006 issued by Collins & Aikman Corporation.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 20, 2006


                                   COLLINS & AIKMAN CORPORATION


                                   By: /s/STACY FOX
                                       ----------------------------------
                                       Name: STACY FOX
                                       Title: EVP, CAO & General Counsel

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                                  EXHIBIT INDEX

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
Exhibit No.          Description
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
  9.01               Press Release Dated February 16, 2006
                     issued by Collins & Aikman Corporation

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